May 20, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attn:  Division of Investment Management

                                          Re: Notice of 1996 Annual Meeting of
                                              Trust Participants - Proxy

Gentlemen:

On behalf of RSI Retirement Trust ("Trust"), we enclose for filing pursuant to Rule 20a-1 under the Investment Company Act of 1940, as amended ("Act"), and Rule 14a-6 under the Securities Exchange Act of 1934, as amended, a preliminary EDGARIZED copy of a Notice of the 1996 Annual Meeting of Trust Participants, Proxy Statement, and form of Proxy for the Trust.

We also enclose a Schedule 14A Information Sheet. The filing fee of $125.00, pursuant to Rule 20a-1 (c) under the Act, was previously sent by wire transfer.

The Trust proposes to mail the proxy materials on or about May 31, 1996 to Trust Participants of record on April 30, 1996, in connection with its 1996 Annual Meeting of Trust Participants to be held on June 28, 1996.

We would appreciate hearing from you with respect to the enclosed materials in time so that the schedule set forth above may be adhered to. If you have any questions or comments with respect to the enclosed proxy materials, please feel free to call the undersigned or our outside counsel, Larry A. Rogers, Esq., at Shereff, Friedman, Hoffman & Goodman (212-891-9236).


                                             Very truly yours,



                                             Stephen P. Pollak
                                             Executive Vice President,
                                             Counsel and Secretary
SPP:lll
Encl.
H:legal\lgldocs\proxy\tr960520


cc:      Mr. Frank Donaty

         Lawrence A. Rogers, Esq.

bcc      W. Dannecker
         J. Coughlin (w/o encl.)
         J. Meuser (w/o encl.)
         S. P. Pollak
         Shereff, Friedman Corres. File
         SEC Corresp. File
         SEC Preliminary Proxy Material File

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the registrant                      /x/
Filed by a party other than the registrant   / /
Check the appropriate box:

/x/     Preliminary proxy statement

/ /     Definitive proxy statement

/ /     Definitive additional materials

/ /     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              RSI Retirement Trust
- --------------------------------------------------------------------------------
                 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER

                     Board of Trustees RSI Retirement Trust
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/x/  $125 per Exchange  Act Rule 0-11(c) (1) (ii),  14a-6 (i) (1),
     or Rule 14a-6(i) (2).

/ / $500 per each party per Exchange Act Rule 14a-6 (i) (3), or Rule 14a-6 (i) (2).

/ /  Fee computed on table below per Exchange Act Rules 14a-6 (i)(4) and 0-11.

1).  title of each class of securities to which transaction applies:

     -----------------------------------------------------------------------

2).  Aggregate number of securities to which transaction applies:

     -----------------------------------------------------------------------

3). Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     -----------------------------------------------------------------------

4).  Proposed maximum aggregate value of transaction:

     -----------------------------------------------------------------------

5).  Total Fee Paid:

     -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1). Amount Previously Paid:

         -------------------------------------------------------------------

     2). Form, Schedule or Registration Statement No.:

         -------------------------------------------------------------------

     3). Filing Party:

         -------------------------------------------------------------------
     4). Date Filed:
         -------------------------------------------------------------------

                                                   Draft: 5/16/96


                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017
                           --------------------------

                 NOTICE OF ANNUAL MEETING OF TRUST PARTICIPANTS

                                  June 28, 1996
                          -----------------------------


NOTICE IS HEREBY GIVEN that the Annual Meeting of Trust Participants of RSI Retirement Trust ("Trust") will be held at the offices of the Trust, 317 Madison Avenue, New York, New York 10017, on June 28, 1996 at 10:30 A.M. (E.D.T.), for the following purposes:

     1. To elect four (4) trustees for terms of three (3) years and until their respective successors are elected and qualified.

     2. To consider ratification or rejection of the selection of McGladrey & Pullen as independent accountants of the Trust for the fiscal year ending September 30, 1996.

     3. To consider an increase in the annual retainer fees and meeting fees paid to the Board of Trustees.

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The matters referred to above are discussed in detail in the Proxy Statement accompanying this Notice. Only those persons having the right to vote Units of the Trust ("Trust Participants") of record as of the close of business on April 30, 1996 are entitled to notice of and to vote at the Annual Meeting of Trust Participants or at any adjournment or adjournments thereof.

                                                  By Order of the Trustees,



                                                  -------------------------
                                                  STEPHEN P. POLLAK
                                                  Executive Vice President
                                                  Counsel and Secretary

DATED: New York, New York
May 30, 1996

                              RSI RETIREMENT TRUST

                          ---------------------------

                                      PROXY


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF RSI RETIREMENT TRUST ("TRUST").


         The undersigned Trust Participant of the Trust hereby acknowledges receipt of the Notice of Annual Meeting of Trust Participants to be held on June 28, 1996 and the Proxy Statement attached thereto, and does hereby appoint John
F. Meuser and Stephen P. Pollak and each of them, the true and lawful attorney or attorneys, proxy or proxies, of the undersigned, with power of substitution, for and in the name of the undersigned to attend and vote as proxy or proxies of the undersigned the number of Units and fractional Units of beneficial interest the undersigned would be entitled to vote if then personally present at the Annual Meeting of Trust Participants of the Trust, to be held at the Trust's offices, 317 Madison Avenue, New York, New York, on June 28, 1996, at 10:30 A.M. (E.D.T.), or any adjournment or adjournments thereof, as follows:



     (1) Election of four (4) Trustees for a term of three (3) years and until their respective successors are duly elected and qualified:


         Nominees:         William Dannecker

                           Covington Hardee

                           Maurice E. Kinkade

                           William G. Lillis



     / / FOR all nominees listed above (except as marked to the contrary below).



     / / WITHHOLD AUTHORITY to vote for all nominees listed above.


     Instruction: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

               --------------------------------------------------

               --------------------------------------------------

               --------------------------------------------------

                            (continued on other side)

     (2) Selection of McGladrey & Pullen as the Trust's independent accountants.

               / /  FOR       / /  AGAINST        / / ABSTAIN


     (3) Increased annual retainer and meeting fees for the Trustees.

               / /  FOR       / /  AGAINST        / / ABSTAIN


     (4) Upon all other matters which shall properly come before the meeting.


         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES, FOR THE SELECTION OF McGLADREY & PULLEN, FOR INCREASED ANNUAL RETAINER AND MEETING FEES FOR THE TRUSTEES, AND, AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THE PROXY WILL BE VOTED IN THE DISCRETION AND ACCORDING TO THE BEST JUDGEMENT OF THE PROXIES.


Either of such proxies or attorneys, or substitutes, as shall be present and act at said meeting, or at any and all adjournment or adjournments thereof, may exercise all the powers of both said proxies or attorneys.

The undersigned is entitled to vote the number of Units of the Trust and the number of Units of each Investment Fund, as indicated on the attached Statement of Units. *

__________________________________________        ___________
         (Print Name of Trust Participant)        Account no.


____________________________________________________
         (Designated Plan Unitholder, if applicable)



         By:  ____________________________________
     (Signature of individual  unitholder,  or person, officer
     or committee duly designated by Trust Participant)



         Dated:_________________________, 1996





- --------------------------------
     * Please sign and date the Proxy. Return one copy of the attached Statement of Units with the Proxy in the stamped, self-addressed envelope provided, and keep the other copy for your records.
                                       (2)

                                                               Draft:  5/16/96

                              RSI RETIREMENT TRUST
                               317 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                               -----------------

                                 PROXY STATEMENT

                               General Information


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of RSI Retirement Trust ("Trust") for use at the annual meeting ("Meeting") of those persons having the right to vote units of beneficial interest ("Units") of each investment fund of the Trust ("Trust Participants") to be held at the offices of the Trust at 317 Madison Avenue, New York, New York, 10017 on June 28, 1996, at 10:30 A.M. (E.D.T.), and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to Trust Participants is May 30, 1996.

         Execution of a proxy will not in any way affect a Trust Participant's right to attend the Meeting and vote in person, and any Trust Participant giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the Trust prior to the exercise of the proxy or by attending the Meeting or revoking the proxy in person.

         The Trustees have fixed the close of business on April 30, 1996 as the record date for the determination of Trust Participants entitled to notice of and to vote at the Meeting.

     The Trust had outstanding as of the record date ______ Units which are divided into separate "Investment Funds" as follows:

Core Equity Fund                                           ____
Emerging Growth Equity Fund                                ____
Value Equity Fund                                          ____
International Equity Fund                                  ____
Activity Managed Bond Fund                                 ____
Intermediate-Term Bond Fund                                ____
Short-Term Investment Fund                                 ____
Dedicated Bond Fund                                        0.00

         Each Trust Participant shall be entitled to exercise the voting rights of Units owned by the participating trust or custodial account of which he is the Trust Participant. All outstanding full Units of the Trust, irrespective of class, are entitled to one vote and each fractional Unit is entitled to the corresponding fractional vote. Units of all Investment Funds will be voted in the aggregate with respect to the election of Trustees, the ratification or rejection of the selection of the independent accountants, the compensation of Trustees, and any other matter that may come before the Meeting or any adjournment thereof.

         In the event that a quorum of Trust Participants (holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, in the event that sufficient votes in favor of the items set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate and further solicitation of proxies may be made. Trust Participants who have voted against the proposals or who have abstained from voting will be included in the quorum for the Meeting. Proxies sent in by brokers and other nominees, if any, which cannot be voted on a proposal because instructions have not been received from the beneficial owners ("non-votes") and proxies abstaining on a particular proposal, will be considered to be shares present at the Meeting, but not voting with respect to the proposal. Thus, non vote proxies, and abstentions will have no effect on any of the proposals.

         The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended ("Act"). A registration statement relating to the offer and sale of Units in the Trust has been filed and is effective under the Securities Act of 1933, as amended.

         The costs of the Meeting, including the solicitation of proxies, will be paid by the Trust. In addition to the solicitation of proxies by mail, Trustees and agents of the Trust may solicit proxies in person or by telephone.


                                  Vote Required


         All three proposals set forth below require a majority of the votes validly cast, if a quorum is present, with Units of all Investment Funds voting in the aggregate as a single class.

                                  PROPOSAL ONE

                              Election Of Trustees

         The Agreement and Declaration of Trust pursuant to which the Trust was established, as amended, provides that the Trustees of the Trust shall be divided into three classes of approximately equal size. The Board of Trustees of the Trust is currently comprised of 11 members. The class of Trustees to be elected at the Meeting will consist of four Trustees, each of whom will be elected and will hold office for a term of three years and until a successor is elected and qualified.

     The nominees for Trustee are set forth below under "Information Regarding Trustees."

         All nominees for Trustee are currently members of the Board of Trustees. All nominees have agreed to stand for election and to serve if elected. All proxies will be voted in favor of the four nominees listed under "Information Regarding Trustees," unless a contrary indication is made. If, prior to the Meeting, any nominee becomes unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Trustees.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE FOUR NOMINEES FOR TRUSTEE LISTED BELOW UNDER "INFORMATION REGARDING TRUSTEES."


                         Information Regarding Trustees


         Set forth below is certain information regarding the nominees for election as Trustees of the Trust, as well as those persons currently serving as Trustees with remaining terms of one and two years, including their ages, principal occupations and business experience during the last five years, present directorships or trusteeships and the year they first became a Trustee. Any nominee or Trustee who is an "interested person" of the Trust, as defined in the Act, is indicated by an asterisk (*). The nominees and Trustees so designated are "interested persons" by virtue of their executive positions with plan sponsors of plans of participation in the Trust (Trust Participants), or with the Trust.

Nominees For Election As Trustees:

                                                                Principal Occupation,
                                                                Business Experience                     First
                                                                During Last 5 Years,                    Became
         Name                          Age                      Present Directorships                   Trustee
         ----                          ---                      ---------------------                   -------
William Dannecker*                      56      President of the Trust since May 1986; President and     1987
                                                Director of Retirement System Group Inc. since March
                                                1989 and Chief Executive Officer since January 1990;
                                                President and Director of Retirement System
                                                Consultants Inc. since January 1990 and March 1989,
                                                respectively; Director of Retirement System Investors
                                                Inc. since March 1989; President and Director of
                                                Retirement System Distributors Inc. since December
                                                1990 and July 1989, respectively;
                                                President of Retirement System Fund Inc. since
                                                February 1991 and Director since November 1990;
                                                Director, Association of Private Pension and Welfare
                                                Plans; formerly Chief Executive Officer of the Trust
                                                from January 1988 to August 1990.

Covington Hardee                        77      Retired since 1984; Director of Retirement System        1977
                                                Fund Inc.;  formerly Chairman of the Board of The
                                                Lincoln Savings Bank, FSB, New York.

Maurice E. Kinkade                      54      Director of Development, Maplebrook School, since        1987
                                                September, 1994; President since June 1992, KINCO
                                                Management; formerly Chairman and Chief Executive
                                                Officer, from 1984 and 1980, respectively, to
                                                February 1990, and President from August 1986 to
                                                February 1990 and between 1980 and 1984, Poughkeepsie
                                                Savings Bank, FSB, Poughkeepsie, New York.



                                                                Principal Occupation,
                                                                Business Experience                     First
                                                                During Last 5 Years,                    Became
         Name                          Age                      Present Directorships                   Trustee
         ----                          ---                      ---------------------                   -------
William G. Lillis *                     65      Real Estate  Consultant;  formerly President and         1986
                                                Chief Executive Officer from April 1981 and
                                                December 1989, respectively, to  November  1991;
                                                and  formerly  Chief Operating Officer from
                                                April 1981 to December 1989, American Savings Bank,
                                                FSB; Director of Retirement System Group Inc.

Trustees Serving With A Term Expiring In One Year:

Herbert G. Chorbajian*                  57      Chairman and Chief Executive Officer since October       1994
                                                1990 and President and Director since June 1985 of
                                                Albany Savings Bank, FSB;  Chairman, President and
                                                Chief Executive Officer of ALBANK Financial
                                                Corporation since April 1992;  Director or
                                                Trustee of the Federal Home Loan Bank of New York;
                                                the Community Bankers Association of New York State;
                                                the New York Business Development Corporation;  the
                                                Albany Memorial Hospital Foundation, Inc.;  the
                                                Albany Cemetery Association;  the Federal Reserve
                                                Bank of New York Thrift Advisory Panel;  the City
                                                Arts Commission; and the Capitalize Albany Advisory
                                                Committee.


Ralph L. Hodgkins, Jr.                  62      Vice President, Peoples Heritage Bank, Portland Maine    1983
                                                since September, 1994; Chairman, Board of Trustees
                                                of University of Maine System; formerly President
                                                and Chief Executive  Officer, Mid  Maine Savings
                                                Bank, FSB, Auburn, Maine from  August, 1970 to
                                                August, 1994.



                                                                Principal Occupation,
                                                                Business Experience                     First
                                                                During Last 5 Years,                    Became
         Name                          Age                      Present Directorships                   Trustee
         ----                          ---                      ---------------------                   -------
W. L. Schrauth*                         61      President and Chief Executive Officer, The Savings       1981
                                                Bank of Utica,  Utica, New York; Director of
                                                Retirement System Group Inc.; Director and
                                                President of Oneida County Industrial Development;
                                                Director and Vice President of Utica
                                                Foundation, Inc.

William E. Swan*                        48      President and Chief Executive Officer, Lockport          1994
                                                Savings Bank, Lockport, New York since July 1989;
                                                Vice Chairman and Director of Empire State Thrift
                                                Service Corp.;  Director or Trustee of Christ the
                                                King Seminary;  Lockport Highway Association, Inc.;
                                                Greater Buffalo Partnership;  St. Bonaventure
                                                University;  and 4949 Sheridan, Inc.

Trustees Serving With A Term Expiring In Two Years:


Candace Cox                             44      Vice President and Managing Director, NYNEX Asset        1992
                                                Management Company since September 1992; Chief,
                                                Division of Investment Strategy, New York City
                                                Controller's Office, New York, New York from July
                                                1989 to August 1992; Director of Retirement System
                                                Fund Inc.; and Financial Women's Association.

Eugene C. Ecker                         72      Consultant, Pension and Group Insurance since January    1986
                                                1988; Director of Retirement System Fund Inc.;
                                                formerly Pension Investment Officer, Primerica
                                                Corporation (formerly American Can Co.), Greenwich,
                                                Connecticut.




                                                                Principal Occupation,
                                                                Business Experience                     First
                                                                During Last 5 Years,                    Became
         Name                          Age                      Present Directorships                   Trustee
         ----                          ---                      ---------------------                   -------
Raymond L. Willis                       60      Private Investments since March 1989; formerly           1985
                                                Corporate Director, Risk and Benefits Management,
                                                United Technologies Corporation, Hartford,
                                                Connecticut; Chairman, U.T.C. Pension Trust, Ltd.;
                                                President, U.T. Insurance, Ltd.; Director of
                                                Retirement System Fund Inc.; Director of Association
                                                of Private Pension and Welfare Plans; Trustee of
                                                Employee Benefits Research Institute.


     The Trust has an Audit Committee, Board Affairs Committee, Investment Committee, Nominating Committee, and a Proxy Committee. At least a majority of the members of each committee are not "interested persons" of the Trust as defined in the Act. (See further information on "interested persons" under "Information Regarding Trustees," above.)

     The Audit Committee, which met 3 times during the Trust's fiscal year ended September 30, 1995, presently consists of Messrs. Chorbajian, Kinkade and Willis. The Audit Committee reviews the professional services to be rendered by the Trust's independent public accountant and the costs thereof. It also reviews with such firm the results of its audit and such firm's findings and recommendations, including those furnished on the adequacy of accounting controls.

     The Board Affairs Committee, which met 1 time during the Trust's fiscal year ended September 30, 1995, presently consists of Messrs. Hardee, Schrauth and Willis. The Board Affairs Committee addresses issues involving conflicts of interest between the Trust and Retirement System Group Inc. and its subsidiaries. The Committee also addresses procedural issues of the Board of Trustees.

     The Investment Committee, which met 5 times during the Trust's fiscal year ended September 30, 1995, presently consists of Ms. Cox and Messrs. Schrauth and Willis. The Investment Committee reviews the practices and procedures of the Trust's various investment managers, including practices relating to brokerage allocation, and makes recommendations to the Board of Trustees on the policies of such investment managers and any changes in brokerage allocation which should be made by such investment managers.

     The Nominating Committee, which met 2 times during the Trust's fiscal year ended September 30, 1995, presently consists of Ms. Cox and Messrs. Lillis and Swan. The Nominating Committee recommends Trustees to the Board for nomination by the Board for election by the Trust Participants. The Nominating Committee does not consider nominees recommended by Trust Participants.

     The Proxy Committee, which met 4 times during the Trust's fiscal year ending September 30, 1995, presently consists of Messrs. Hodgkins, Lillis and Schrauth. The Proxy Committee oversees the preparation of all proxy materials to be distributed to Trust Participants and also oversees the collection and tabulation of proxies.

     The Trust's Board of Trustees held six regular meetings during the Trust's fiscal year ended September 30, 1995. There were no special meetings. During the Trust's fiscal year ended September 30, 1995, each Trustee currently serving attended at least 75% of the aggregate of (a) the total number of meetings of the Board (held during the period for which he or she has been a Trustee), and
(b) the total number of meetings held by all committees of the Board on which he or she served (during the period that he or she served).


         Information Regarding the Trust Chairman and Executive Officers

         The  officers  of  the  Trust  are  the  President,  one or  more  Vice
Presidents, a Secretary and a Treasurer. There is also a Trust Chairman who presides at Board of Trustees meetings in the absence of the President, William Dannecker. The Trust Chairman position is presently vacant. The following are the names of the executive officers of the Trust, as of September 30, 1995, other than Mr. Dannecker, who is described above under "Information Regarding Trustees," together with their ages and positions with the Trust and the period during which each of such officers has served as such.

                                                         Principal Occupation,
                                                         Business Experience
  Name                          Age                      During Last 5 Years,
  ----                          ---                      ---------------------
James P. Coughlin               59          Executive Vice President-Investments of the Trust since July 1995,
                                            Senior Vice President-Investments from December 1986 to July 1995;
                                            Executive Vice President-Investments of Retirement System Group Inc.
                                            since January 1993, Chief Investment Officer since January 1991,
                                            Director since May 1990 and Senior Vice President-Investments from
                                            January 1990 to December 1992; President of Retirement System
                                            Investors Inc. since February 1990; Senior Vice President of
                                            Retirement System Fund Inc. since January 1991; President of
                                            Retirement System Distributors Inc. from February 1990 to December
                                            1990.


                                                         Principal Occupation,
                                                         Business Experience
  Name                          Age                      During Last 5 Years,
  ----                          ---                      ---------------------
Stephen P. Pollak                    50     Executive Vice President, Counsel and Secretary of the Trust since
                                            July 1995; Senior Vice President, Counsel and Secretary from December
                                            1986 to July 1995; Executive Vice President, Counsel and Secretary of
                                            Retirement System Group Inc. since January 1993, Senior Vice
                                            President, Counsel and Secretary from January 1990 to December 1992 and Director since March 1989; Vice President and Secretary of
                                            Retirement System Consultants Inc. since January 1990 and Director since March 1989; Vice President, Secretary and Compliance Officer of
                                            Retirement System Distributors Inc. since February 1990 and Director since July 1989; Vice President and Secretary of Retirement System
                                            Investors Inc. since February 1990 and Director since March 1989;
                                            President of RSG Insurance Agency Inc. since March 1996 and Director since 1996.

John F. Meuser                       60     Vice President and Treasurer of the Trust since October 1992, First
                                            Vice President from June 1987 to September 1992; Senior Vice President of Retirement System Group Inc. since January 1996, Vice President from
                                            January 1993 to December 1995, First Vice President from August 1990 to December 1992; Financial and Operations Principal since October 1993,
                                            Vice President since June 1994 and Registered Representative of
                                            Retirement System Distributors Inc. since February 1990, Vice President of Retirement System Investors Inc. since February 1990; Vice President of Retirement System Consultants Inc. since June 1994; Vice President and Treasurer of Retirement System Fund Inc. since October 1992.



                      Compensation Of Trustees And Officers

Trustees' Compensation

     The Trustees received the aggregate compensation shown below for services to the Trust and an affiliated investment fund during the fiscal year ended September 30, 1995. Trust officers received no compensation from the Fund during the fiscal year ended September 30, 1995:

                                            Pension or      Total Compensation
                                            Retirement             From
                          Aggregate      Benefits Accrued     Fund and Fund
                         Compensation    As Part of Fund         Complex
Name of Trustee          From the Fund       Expenses        Paid to Trustees +
- ---------------          -------------       --------        ----------------
Herbert G. Chorbajian    $_________          $- 0 -          $_____________
Candace Cox               _________           - 0 -           _____________
William Dannecker         _________           - 0 -           _____________
Eugene C. Ecker           _________           - 0 -           _____________
Covington Hardee          _________ *         - 0 -           _____________ *
Ralph L. Hodgkins, Jr.    _________           - 0 -           _____________
Maurice E. Kinkade        _________ *         - 0 -           _____________ *
William G. Lillis         _________ *         - 0 -           _____________ *
William L. Schrauth       _________           - 0 -           _____________
William E. Swan           _________           - 0 -           _____________
Raymond L. Willis         _________           - 0 -           _____________

Officers' Cash Compensation

         Officers of the Trust do not receive any direct compensation from the Trust; however, they do receive compensation indirectly because of their employment by Retirement System Group Inc. and its subsidiaries.

Section 457 Deferred Compensation Plan

         The Trust maintains a Deferred Compensation Plan ("Plan") which meets the requirements of Section 457 of the Internal Revenue Code, as amended. Under the Plan, Trustees may defer up to the lesser of $7,500 or 33-1/3% of their compensation from the Trust during each calendar year.

         Compensation deferred is distributable in full upon attainment of age 70 1/2 or upon retirement or earlier termination from service as a Trustee, unless deferred to a later date in accordance with the provisions of the Plan. (Minimum distributions are required beginning as of the April 1st following attainment of age 70 1/2.) Earlier distributions are permitted only for an "unforeseeable emergency" as defined in the Plan.

- --------------
     *Aggregate compensation includes amounts deferred under the Trust's Section 457 Deferred Compensation Plan ("Plan"). The total amount of deferred compensation payable under the Plan as of September 30, 1995 is as follows: Ms. Cox ($_____); Mr. Hardee ($_____); Mr. Kinkade ($_____) and Mr. Lillis ($_____).

     + The Fund Complex consists of the Trust and one other affiliated investment fund, Retirement System Fund Inc., which shares a common investment manager with the Trust.
 .

         The Trust has established a bookkeeping account for each participant's deferral and is only under a contractual obligation to make Plan payments. The Plan is deemed to be an unfunded plan.

         Deferred compensation attributable to the Plan may be invested in one or more affiliated or unaffiliated investment funds as shall be made available by the Trust from time to time, in its sole discretion, as authorized by the Trustees.


                                  PROPOSAL TWO

                            Selection Of Accountants

         Subject to ratification or rejection by the Trust Participants, the Board of Trustees of the Trust, including a majority of those members of the Board who are not interested persons of the Trust, selected, on November 30, 1995, McGladrey & Pullen to continue in the capacity of independent public accountants, to examine the accounts and to certify from time to time the financial statements of the Trust for the fiscal year ending September 30, 1996.

         Representatives of McGladrey & Pullen are expected to be present at the Meeting and will have the opportunity to make a statement and respond to appropriate questions from the Trust Participants.

         The  Trust  has an Audit  Committee  of the  Board of  Trustees,  whose
composition  and   responsibilities   are  discussed  above  under  "Information
Regarding Trustees."

         THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF THE SELECTION OF McGLADREY & PULLEN AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS.


                                 PROPOSAL THREE

    Increased Annual Retainer Fees and Meeting Fees for the Board of Trustees

     At a meeting held on November 30, 1995, the Board Affairs Committee of the Board of Trustees of the Trust considered for presentation to the Board of Trustees a modification of the Trustees' existing compensation arrangement. The Committee proposed, effective July 1, 1996, that the Board of Trustees annual retainer fee be increased to $9,500 from $7,000 and that in person board and committee meeting fees be increased to $950 from $800 for each meeting attended. The current $400 fee for telephonic meetings attended would remain unchanged, as would the additional $100 for each meeting attended that is paid to committee chairmen. The existing fee schedule has been in effect since August 1, 1990.

         The Board Affairs Committee considered information presented to the Committee and discussed various factors in evaluating Trustee compensation. Following this analysis, the Committee concluded that the Board of Trustees annual retainer and meeting fees should be increased. The Committee considered the fact that over five years have passed since Trustee fees were last reviewed and that a failure of reasonable growth in Trustee fees might make it difficult to attract capable new Trustees when board vacancies occur. The Board Affairs Committee also reviewed and considered a compilation of the fees paid by other mutual funds in arriving at its recommendation to the Board of Trustees.

         At its regular meeting on November 30, 1995, the full Board of Trustees considered all of the factors presented to it by the Board Affairs Committee and unanimously approved of the Board Affairs Committee proposal that effective July 1, 1996, the Board of Trustees annual retainer fee be increased from $7,000 to $9,500 and that in person board and committee meeting fees be increased from $800 to $950, subject to Trust Unitholder approval.

         THE BOARD OF TRUSTEES RECOMMENDS APPROVAL OF INCREASES IN THE ANNUAL RETAINER FEES AND IN PERSON MEETING FEES PAID TO THE TRUSTEES.


                  Information Concerning the Investment Manager

         Set forth below is information concerning the investment manager, including its address, the name, address and principal occupation of its principal executive officer and each director and the identification of its controlling persons and principal owners.


     Retirement System Investors Inc. ("Investors"), 317 Madison Avenue, New York, New York 10017, is a wholly-owned subsidiary of Retirement System Group Inc. ("Group"), 317 Madison Avenue, New York, New York 10017. Investors was formed in March 1989 to act as investment adviser to certain of the Trust's Investment Funds following the consummation of a reorganization of the Trust. Investors Inc. also provides investment adviser and management services to Retirement System Fund Inc., and may also act as investment adviser to other investment companies. The name of each of Investors' directors and its principal executive officer, each of whose address is in care of Investors, is as follows:

                                 Title and Other
         Name                 Principal Occupation, if any

William Dannecker             Director

                              Director, President and Chief Executive Officer - Retirement System Group Inc.

                              President and Director - Retirement System
                              Consultants Inc.

                              Director, President and Registered Principal - Retirement System Distributors Inc.

                              President and Director - Retirement
                              System Fund Inc.

                              Director - RSG Insurance Agency Inc.

James P. Coughlin             President

                              Executive Vice President, Chief Investment Officer and Director - Retirement System Group Inc.

                              Registered Principal - Retirement System
                              Distributors Inc.

                              Executive Vice President - Retirement
                              System Fund Inc.

Stephen P. Pollak             Director, Vice President and Secretary

                              Director, Executive Vice President, Counsel and Secretary - Retirement System Group Inc.

                              Vice President, Counsel, Secretary and Director - Retirement System Consultants Inc.

                              Director, Vice President, Secretary and Registered Principal - Retirement System Distributors Inc.

                              President and Director - RSG Insurance Agency Inc.

                              Executive Vice President, Counsel and Secretary - Retirement System Fund Inc.

In addition to acting as Investment Manager for the Trust, Investors acts as investment adviser and provides management services to Retirement System Fund Inc., resulting in compensation paid to Investors, for the year ended September 30, 1995, as follows:

        Investment                                          Rate of
        Fund Name              Total Assets               Compensation

Core Equity Fund             $______________                 .__ %

Intermediate Term Fixed
Income Fund                  $______________                 .__ %


Retirement System Distributors Inc. ("Distributors"), another wholly-owned subsidiary of Group, located at 317 Madison Avenue, New York, New York 10017, is the principal underwriter to the Trust. For the year ended September 30, 1995, Distributors received no fees from the Trust. Administrative services to the Trust are provided by Retirement System Consultants Inc. ("Consultants"), also a wholly owned subsidiary of Group, located at 317 Madison Avenue, New York, New York 10017. For the year ended September 30, 1995, Consultants received fees from the Trust in the aggregate amount of $____________.


                              Principal Unitholders

         The Plan of Participation of each of the institutions listed below owns of record and beneficially 5% or more of the Trust's and each Investment Fund's outstanding Units, as of April 30, 1996. Each Plan of Participation listed is a defined benefit plan, unless otherwise indicated:

                                   Amount of                      Percent
              Name                 Ownership                      of Class

Trust (considered as a whole):

The Long Island Savings Bank, FSB           %
GreenPoint Bank

Core Equity Fund:

The Long Island Savings Bank, FSB           %
Albany Savings Bank, FSB

                                   Amount of                      Percent
              Name                 Ownership                      of Class

Emerging Growth Equity Fund:

The Long Island Savings Bank, FSB           %

International Equity Fund:

The Long Island Savings Bank, FSB           %
Albany Savings Bank, FSB
GreenPoint Bank
CrossLand Federal Savings Bank

Value Equity Fund:

The Long Island Savings Bank, FSB           %
Albany Savings Bank, FSB
Ridgewood Savings Bank                      %

Actively Managed Bond Fund:

The Long Island Savings Bank, FSB           %
GreenPoint Bank
Albany Savings Bank, FSB

Dedicated Bond Fund:

None                                   --                            --

Intermediate-Term Bond Fund:

The Long Island Savings Bank, FSB           %
GreenPoint Bank
Albany Savings Bank, FSB

Short-Term Investment Fund:

Independence Savings Bank *                 %
The Dime Savings Bank of Williamsburg *
Roosevelt Savings Bank *                    %
OnBancorp, Inc.*
Institutional Group Information Corp.*
- ----------------
*  Defined contribution plan.

The addresses of these institutions are as follows:

Albany Savings Bank, FSB, Corner of State & North Pearl Streets, Albany, New York 12207; CrossLand Federal Savings Bank, 211 Montague Street, Brooklyn, New York 11202: The Dime Savings Bank of Williamsburgh, 209 Havemeyer Street, Brooklyn, New York 11211; GreenPoint Bank, 41-60 Main Street, Flushing, New York 11355; Independence Savings Bank, 130 Court Street, Brooklyn, New York 11201; Institutional Group Information Corp., 1000 Northern Blvd., Great Neck, New York 11021-5305; The Long Island Savings Bank, FSB, 201 Old Country Road, Melville, New York 11747-2724; OnBancorp, Inc., 6350 Court Street Road, P. O. Box 4983, Syracuse, New York 13221; Ridgewood Savings Bank, Myrtle & Forest Avenues, Ridgewood, New York 11385; and Roosevelt Savings Bank, 1122 Franklin Avenue, Garden City, New York 11530.


                 Deadline For Submission Of Trust Participants'
                        Proposals To Be Presented To 1997
                      Annual Meeting Of Trust Participants


          The 1997 Annual Meeting of Trust Participants is expected to be held on or about May 22, 1997. Any proposal intended to be presented by any Trust Participant for action at the 1997 Annual Meeting of Trust Participants must be received by the Secretary of the Trust at 317 Madison Avenue, New York, New York 10017, not later than January 22, 1997 in order for such proposal to be included in the Proxy Statement and proxy relating to the 1997 Annual Meeting of Trust Participants. Nothing in this paragraph shall be deemed to require the Trust to include in its Proxy Statement and proxy relating to the 1997 Annual Meeting of Trust Participants, any Trust Participant proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.


                                  Other Matters


         Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, including any vote in respect of adjournment, arising because of a lack of a quorum or otherwise, the Units represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies. A copy of the Trust's Annual Report for the fiscal year ended September 30, 1995 is available without charge to Trust Participants. To obtain a copy, call the Trust at (800) 446-7774, or write to the Trust at 317 Madison Avenue, New York, New York 10017.

                                        By Order of the Board of Trustees,



                                        STEPHEN P. POLLAK
                                        Executive Vice President, Counsel
New York, New York                      and Secretary
May 30, 1996